UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Global Currents
Variable International All
Cap Opportunity Portfolio

Managed by GLOBAL CURRENTS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks total return on its assets from growth of capital and income.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable International All Cap Opportunity Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	16

Statements of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Report of independent registered public accounting firm	31

Board approval of management and subadvisory agreements	32

Additional information	37

Important tax information	44

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

At a meeting held in August 2009, the Portfolio’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Portfolio’s investment manager, to change the fiscal year-end of the Portfolio from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Portfolio’s abbreviated reporting period and to learn how those conditions have affected Portfolio performance. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report. Please refer to the Portfolio’s annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
 Chairman, President, and Chief Executive Officer

January 29, 2010

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   I

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks total return on its assets from growth of capital and income. Under normal circumstances, the Portfolio invests primarily in a diversified portfolio of equity securities of foreign companies. The Portfolio may invest up to 20% of the value of its net assets in bonds, notes and debt securities. We leverage an integrated global research approach that seeks stocks in companies that we believe offer the best potential for capital appreciation. While we select investments primarily for their capital appreciation potential, some investments have an income component as well. The Portfolio may also invest in emerging markets on an opportunistic basis.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the two-month reporting period from November 1, 2009 through December 31, 2009, equity markets generated solid gains across varied investment styles, market capitalization and geography. Financial markets have staged a sustained recovery after coming back from the brink of financial disaster in 2008 and early 2009. Both U.S. and global equity markets moved up during the period. The U.S. and many other developed economies have shown signs of slow but sustained growth. With economic growth on the mend, investors turned their concerns to unemployment, the impact of deleveraging and the risk of rising interest rates as the year ended. Global markets and economies continued to be supported by the benefits of stimulus—both fiscal and monetary—and central bank pledges to keep interest rates low in many countries. The international equity markets, as measured by the MSCI EAFE Indexi, posted a gain of 3.47% for the two months ended December 31, 2009.

Large company stocks recovered during the reporting period and outperformed, especially in the three large developed markets—the United States, United Kingdom and Japan. The Materials and Information Technology sectors reflected solid performance. However, signs of a rotation away from the most volatile and lowest-quality stocks emerged, with new leadership exhibited in defensive investments such as food, beverage, tobacco, utility and healthcare providers. Given that earnings expectations are currently high and valuation support is largely dependent on rosy estimates, the rotation in leadership to higher-quality areas of the market is significant and is aligned with our portfolio positioning.

Q. How did we respond to these changing market conditions?
A. The portfolio was positioned in accordance with a disciplined, valuation-focused approach that delivered bottom-up, active stock selection using a combination of quantitative, qualitative and fundamental analysis. Given our

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   1

Portfolio overview continued

view of a range-bound market environment, the portfolio’s composition was focused on high-quality stocks that we believe have the potential to generate a total return comprised of price appreciation, share repurchases, dividends and dividend growth over time. Many of the securities that comprise the portfolio tend to be dominant industry leaders exhibiting consistent growth, innovative products, balance sheet strength and the flexibility to respond to changing market and industry dynamics. During the reporting period, the Portfolio benefited by investments in defensive areas such as consumer stocks, as well as Materials. Notably, the rotation in leadership to higher-quality areas of the market is an important shift in the market, given the outperformance of lower-quality companies prior to the reporting period. This shift to quality companies is aligned with both our portfolio positioning and our philosophy of contrarian value.

Performance review
For the two-month period from November 1, 2009 through December 31, 2009, Legg Mason Global Currents Variable International All Cap Opportunity Portfolio1 returned 6.31%. The Portfolio’s unmanaged benchmark, the MSCI EAFE Index, returned 3.47% over the same time frame. The Lipper Variable International Value Funds Category Average2 returned 4.64% for the same period.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 66 funds in the Portfolio’s Lipper category.

2   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

2 MONTHS
Legg Mason Global Currents Variable International All Cap Opportunity Portfolio[1]	6.31%

MSCI EAFE Index	3.47%

Lipper Variable International Value Funds Category Average	4.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 1.05%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?
A. Stock selection in the Materials, Information Technology (“IT”) and Industrials sectors significantly contributed to relative performance during the reporting period. An overweight to the Materials and IT sectors and an underweight to the Financials sector also enhanced performance. On a country basis, the Portfolio benefited through stock selection in the United Kingdom and Japan. Over the reporting period, individual stocks that made a significant positive contribution to performance included Anheuser-Busch InBev NV in the Consumer Discretionary sector, DBS Group Holdings Ltd. in the Financials sector, NSK Ltd. in the Industrials sector and Agrium Inc. in the Materials sector.

Q. What were the leading detractors from performance?
A. During the reporting period, stock selection in the Health Care and Utilities sectors negatively impacted performance. On a country basis, the Portfolio’s performance declined through stock selection in Australia, France and Switzerland. Individual holdings that had a negative impact on

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   3

Portfolio overview continued

Portfolio performance during the period included Barclays PLC and Sumitomo Mitsui Financial Group Inc., both in the Financials sector, Lonza Group AG in the Health Care sector and Gold Field Ltd. (ADR) in the Materials sector.

Thank you for your investment in Legg Mason Global Currents Variable International All Cap Opportunity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Paul D. Ehrlichman
Global Equities
Chief Investment Officer and Portfolio Manager
Global Currents Investment Management, LLC

Sean M. Bogda, CFA Portfolio Manager Global Currents Investment Management, LLC	Safa R. Muhtaseb, CFA Portfolio Manager Global Currents Investment Management, LLC

Elisa Mazen Portfolio Manager Global Currents Investment Management, LLC	George Foley Portfolio Manager Global Currents Investment Management, LLC

January 19, 2010

4   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: HSBC Holdings PLC (3.5%), BNP Paribas SA (3.0%), Anheuser-Busch InBev NV (2.9%), Denso Crop. (2.8%), Banco Santander SA (2.7%), DaimlerChryster AG, Registered Shares (2.3%), AXA (2.2%), Royal Dutch Shell PLC (2.2%), Cheung Kong Holdings Ltd. (2.1%) and Transocean Ltd. (2.0%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (20.9%), Consumer Discretionary (16.0%), Materials (11.9%), Industrials (9.9%) and Information Technology (9.3%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, the Portfolio is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Diversification does not assure against market loss. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   5

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and October 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
21.91%	$1,000.00	$1,219.10	1.08%	$6.04

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   7

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,019.76	1.08%	$5.50

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 12/31/09	28.62%

Five Years Ended 12/31/09	1.71

Ten Years Ended 12/31/09	-4.41

   CUMULATIVE TOTAL RETURN1

12/31/99 through 12/31/09	-36.27%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   9

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON GLOBAL CURRENTS VARIABLE
   INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO VS. MSCI EAFE INDEX† —
   December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Global Currents Variable International All Cap Opportunity Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Schedule of investments
December 31, 2009

   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP
   OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 97.8%

	Australia — 2.6%
157,673	Foster’s Group Ltd.(a)	$775,884

436,372	Telstra Corp., Ltd.(a)	1,337,292

	Total Australia	2,113,176
	Belgium — 2.9%
45,440	Anheuser-Busch InBev NV(a)	2,347,616

29,440	Anheuser-Busch InBev NV(a)*	211

	Total Belgium	2,347,827
	Bermuda — 1.0%
272,600	Yue Yuen Industrial Holdings Ltd.(a)	790,802
	Brazil — 1.2%
107,700	Cia Brasileira de Meios de Pagamento(a)	938,671
	Canada — 4.3%
3,500	5N Plus Inc.*	19,912

14,300	Agrium Inc.	894,493

12,900	Barrick Gold Corp.	508,002

17,700	Canadian Natural Resources Ltd.	1,286,227

87,500	Viterra Inc.*	825,764

	Total Canada	3,534,398
	Cayman Islands — 1.3%
951,000	Foxconn International Holdings Ltd.(a)*	1,092,385
	China — 1.0%
200	Denway Motors Ltd.(a)	126

1,712,000	Shanghai Electric Group Co., Ltd., Class H Shares(a)	790,760

	Total China	790,886
	Denmark — 0.6%
6,781	Danisco A/S(a)	452,860
	France — 7.7%
74,616	AXA(a)	1,764,686

30,759	BNP Paribas SA(a)	2,427,304

42,000	France Telecom SA(a)	1,048,631

25,600	Publicis Groupe SA(a)	1,038,512

	Total France	6,279,133
	Germany — 11.6%
22,700	BASF SE(a)	1,408,000

35,700	DaimlerChrysler AG, Registered Shares(a)	1,907,344

17,377	Deutsche Bank AG, Registered Shares(a)	1,224,779

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   11

Schedule of investments continued
December 31, 2009
   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP
   OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Germany — 11.6% continued

5,300	Linde AG(a)	$637,935

24,900	MTU Aero Engines Holding AG(a)	1,366,323

43,166	Rhoen-Klinikum AG(a)	1,055,791

16,600	Siemens AG, Registered Shares(a)	1,522,601

15,200	Symrise AG(a)	326,139

	Total Germany	9,448,912
	Hong Kong — 3.6%
130,000	Cheung Kong Holdings Ltd.(a)	1,673,731

42,000	Jardine Matheson Holdings Ltd.(a)	1,262,827

	Total Hong Kong	2,936,558
	Ireland — 0.8%
152,031	C&C Group PLC(a)	653,827
	Israel — 1.4%
19,800	Teva Pharmaceutical Industries Ltd., ADR	1,112,364
	Japan — 15.2%
49,200	Advantest Corp.(a)	1,278,279

76,600	Denso Corp.(a)	2,295,718

286	Japan Tobacco Inc.(a)	965,010

22,700	Makita Corp.(a)	772,387

15,800	Murata Manufacturing Co., Ltd(a)	780,141

209,936	NSK Ltd.(a)	1,540,791

190	Osaka Securities Exchange Co., Ltd.(a)	900,906

64,000	Ricoh Co., Ltd.(a)	902,659

27,300	Sumitomo Mitsui Financial Group Inc.(a)	778,312

291,000	Tokyo Gas Co., Ltd.(a)	1,160,055

14,840	Yamada Denki Co., Ltd.(a)	997,235

	Total Japan	12,371,493
	Jersey — 1.8%
147,300	Experian PLC(a)	1,456,153
	Mexico — 1.4%
54,600	Grupo Televisa SA, ADR	1,133,496
	Netherlands — 5.1%
14,800	Akzo Nobel NV(a)	975,508

57,778	Royal Dutch Shell PLC, Class A Shares	1,747,663

42,346	Unilever NV, CVA(a)	1,379,855

	Total Netherlands	4,103,026

See Notes to Financial Statements.

12   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP
   OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Norway — 2.7%
14,776	Fred. Olsen Energy ASA(a)	$565,704

100,101	Norsk Hydro ASA(a)*	832,123

32,586	Statoil ASA(a)	812,818

	Total Norway	2,210,645
	Singapore — 1.8%
128,000	DBS Group Holdings Ltd.(a)	1,391,730

20,000	Haw Par Corp., Ltd.(a)	82,500

	Total Singapore	1,474,230
	South Africa — 1.1%
68,300	Gold Fields Ltd., ADR	895,413
	South Korea — 3.3%
87,300	LG Display Co., Ltd., ADR	1,477,989

9,000	POSCO, ADR	1,179,900

	Total South Korea	2,657,889
	Spain — 2.7%
132,029	Banco Santander SA(a)	2,169,222

2,800	Clinica Baviera SA(a)*	32,162

	Total Spain	2,201,384
	Switzerland — 7.1%
20,900	Credit Suisse Group AG, Registered Shares(a)	1,029,349

12,000	Lonza Group AG, Registered Shares(a)	841,576

22,900	Novartis AG, Registered Shares(a)	1,247,643

6,253	Roche Holding AG(a)	1,063,736

19,600	Transocean Ltd.*	1,622,880

38	UBS AG, Registered Shares(a)*	584

	Total Switzerland	5,805,768
	United Kingdom — 15.6%
35,800	Amdocs Ltd.*	1,021,374

18,600	Anglo American PLC(a)*	804,986

178,515	Barclays PLC(a)	786,658

51,600	BG Group PLC(a)	924,042

32,100	Carnival PLC(a)*	1,096,169

102,100	Halfords Group PLC(a)	655,958

180,900	Home Retail Group PLC(a)	824,616

248,814	HSBC Holdings PLC(a)	2,839,550

37,600	Lonmin PLC(a)*	1,167,325

127,700	Persimmon PLC(a)*	966,980

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP
   OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	United Kingdom — 15.6% continued

448,750	Vodafone Group PLC(a)	$1,039,171

169,500	William Hill PLC(a)	504,772

	Total United Kingdom	12,631,601
	TOTAL COMMON STOCKS (Cost — $70,426,672)	79,432,897

RIGHTS — 0.0%

	Belgium — 0.0%
47,500	Fortis, Expires 7/4/14(a)(b)* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $70,426,672)	79,432,897

FACE
AMOUNT

SHORT-TERM INVESTMENT — 2.3%

	Repurchase Agreement — 2.3%
$1,849,000	State Street Bank & Trust Co., repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds due at maturity — $1,849,000; (Fully collateralized by U.S. Treasury Bill, 0.000% due 7/1/10; Market value — $1,888,110) (Cost — $1,849,000)	1,849,000
	TOTAL INVESTMENTS — 100.1% (Cost — $72,275,672#)	81,281,897

	Liabilities in Excess of Other Assets — (0.1)%	(92,070)
	TOTAL NET ASSETS — 100.0%	$81,189,827

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $72,491,405.

Abbreviations used in this schedule:

ADR — American Depositary Receipt
CVA — Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

14   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

   LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP
   OPPORTUNITY PORTFOLIO

   SUMMARY OF INVESTMENTS BY SECTOR**

Financials	20.9%

Consumer discretionary	16.0

Materials	11.8

Industrials	9.9

Information technology	9.2

Consumer staples	9.1

Energy	8.6

Health care	6.6

Telecommunication services	4.2

Utilities	1.4

Short-term investment	2.3

100.0%

**	As a percentage of total investments. Please note that Portfolio holdings are as of December 31, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   15

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $72,275,672)	$81,281,897

Foreign currency, at value (Cost — $944)	944

Cash	442

Dividends receivable	142,734

Receivable for Portfolio shares sold	135

Prepaid expenses	1,386

Total Assets	81,427,538

LIABILITIES:

Payable for Portfolio shares repurchased	43,027

Investment management fee payable	33,684

Payable for securities purchased	24,296

Trustees’ fees payable	2,923

Accrued expenses	133,781

Total Liabilities	237,711

TOTAL NET ASSETS	$81,189,827

NET ASSETS:

Par value (Note 5)	$130

Paid-in capital in excess of par value	127,290,903

Accumulated net investment loss	(159,972)

Accumulated net realized loss on investments and foreign currency transactions	(54,955,239)

Net unrealized appreciation on investments and foreign currencies	9,014,005

TOTAL NET ASSETS	$81,189,827

Shares Outstanding	12,993,852

Net Asset Value	$6.25

See Notes to Financial Statements.

16   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:

Dividends	$168,289	$2,144,765

Less: Foreign taxes withheld	(8,154)	(179,773)

Total Investment Income	160,135	1,964,992

EXPENSES:

Investment management fee (Note 2)	115,752	603,198

Legal fees	38,809	26,959

Shareholder reports	17,206	44,962

Audit and tax	16,500	27,127

Custody fees	6,858	54,611

Transfer agent fees	1,970	3,558

Trustees’ fees	960	8,576

Insurance	458	3,955

Miscellaneous expenses	237	5,383

Total Expenses	198,750	778,329

Less: Fee waivers and/or expense reimbursements (Note 2)	(24,961)	—

Net Expenses	173,789	778,329

NET INVESTMENT INCOME (LOSS)	(13,654)	1,186,663

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	399,780	(39,529,154)

Foreign currency transactions	(21,210)	10,930

Net Realized Gain (Loss)	378,570	(39,518,224)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	4,500,431	51,793,728

Foreign currencies	(1,615)	11,364

Change in Net Unrealized Appreciation/Depreciation	4,498,816	51,805,092

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	4,877,386	12,286,868

INCREASE IN NET ASSETS FROM OPERATIONS	$4,863,732	$13,473,531

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   17

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:

Net investment income (loss)	$(13,654)	$1,186,663	$1,829,892

Net realized gain (loss)	378,570	(39,518,224)	(7,968,203)

Change in net unrealized appreciation/depreciation	4,498,816	51,805,092	(63,428,721)

Increase (Decrease) in Net Assets From Operations	4,863,732	13,473,531	(69,567,032)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(827,791)	(2,200,008)	(1,500,002)

Net realized gains	—	—	(78,540,689)

Decrease in Net Assets From Distributions to Shareholders	(827,791)	(2,200,008)	(80,040,691)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	43,230	825,909	907,657

Reinvestment of distributions	827,791	2,200,008	80,040,359

Cost of shares repurchased	(2,281,843)	(11,533,560)	(24,918,598)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(1,410,822)	(8,507,643)	56,029,418

INCREASE (DECREASE) IN NET ASSETS	2,625,119	2,765,880	(93,578,305)

NET ASSETS:

Beginning of period	78,564,708	75,798,828	169,377,133

End of period*	$81,189,827	$78,564,708	$75,798,828

* Includes accumulated net investment (loss) and undistributed net investment income, respectively, of:	$(159,972)	$702,683	$1,705,098

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

18   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED
DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1,2]	2009[2,3]	2008[2,3]	2007[2,3]	2006[3,4]	2005[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$5.94	$5.07	$19.31	$16.79	$13.56	$11.77

INCOME (LOSS) FROM OPERATIONS:

Net investment income (loss)	(0.00)[5]	0.08	0.12	0.24	0.17	0.13

Net realized and unrealized gain (loss)	0.37	0.94	(5.02)	2.99	3.25	1.77

Total income (loss) from operations	0.37	1.02	(4.90)	3.23	3.42	1.90

LESS DISTRIBUTIONS FROM:

Net investment income	(0.06)	(0.15)	(0.17)	(0.35)	(0.19)	(0.11)

Net realized gains	—	—	(9.17)	(0.36)	—	—

Total distributions	(0.06)	(0.15)	(9.34)	(0.71)	(0.19)	(0.11)

NET ASSET VALUE, END OF PERIOD	$6.25	$5.94	$5.07	$19.31	$16.79	$13.56

Total return[6]	6.31%	20.87%	(46.09)%	19.78%	25.46%	16.21%

NET ASSETS, END OF PERIOD (MILLIONS)	$81	$79	$76	$169	$170	$160

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.46%[7]	1.10%	1.12%	1.00%[8]	0.96%	1.00%

Net expenses[9]	1.28 [7,10]	1.10	1.12 [10]	1.00 [8,10]	0.96 [10]	1.00

Net investment income (loss)	(0.10)[7]	1.67	1.41	1.32	1.03	0.98

PORTFOLIO TURNOVER RATE	9%	79%	63%	101%	8%	16%

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended October 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2007.

[5]	Amount represents less than $0.01 per share.

[6]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.99% and 0.98%, respectively.

[9]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.50% until December 31, 2011.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   19

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Global Currents Variable International All Cap Opportunity Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depositary receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires

20   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Common stocks:

Consumer discretionary	$1,133,496	$11,850,619	—	$12,984,115

Consumer staples	825,764	6,575,263	—	7,401,027

Energy	4,656,770	2,302,564	—	6,959,334

Financials	—	16,986,811	—	16,986,811

Health care	1,112,364	4,240,908	—	5,353,272

Industrials	—	8,021,955	—	8,021,955

Information technology	2,519,275	4,992,135	—	7,511,410

Materials	3,477,808	6,152,016	—	9,629,824

Telecommunication services	—	3,425,094	—	3,425,094

Utilities	—	1,160,055	—	1,160,055

Rights	—	—	$0	0

Total long-term investments	$13,725,477	$65,707,420	$0	$79,432,897

Short-term investment†	—	1,849,000	—	1,849,000

Total investments	$13,725,477	$67,556,420	$0	$81,281,897

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   21

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	RIGHTS
Balance as of October 31, 2009	$0

Accrued premium/discounts	—

Realized gain/(loss)	—

Change in unrealized appreciation/depreciation[1]	0

Net purchases/(sales)	—

Net transfers in and/or out of Level 3	—

Balance as of December 31, 2009	$0

Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[1]	$0

[1]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gain or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

22   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   23

Notes to financial statements continued

date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	ACCUMULATED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT LOSS	REALIZED LOSS	CAPITAL
(a)	—	$5,869,070	$(5,869,070)

(b)	$(21,210)	21,210	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

24   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%

Next $1 billion	0.825

Next $3 billion	0.800

Next $5 billion	0.775

Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments.

For its services, LMPFA pays Global Currents 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.50% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the period ended December 31, 2009, LMPFA waived a portion of its management fee in the amount of $24,961.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2009, the Portfolio had accrued $1,093 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   25

Notes to financial statements continued

3. Investments
During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,150,228

Sales	11,045,688

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,258,917

Gross unrealized depreciation	(3,468,425)

Net unrealized appreciation	$8,790,492

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period November 1, 2009 through December 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	PERIOD ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009†	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	6,876	163,479	111,000

Shares issued on reinvestment	134,164	459,317	9,023,716

Shares repurchased	(364,005)	(2,344,693)	(2,967,260)

Net increase (decrease)	(222,965)	(1,721,897)	6,167,456

†	For the period November 1, 2009 through December 31, 2009.

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal period ended December 31, 2009 and fiscal years ended October 31 was as follows:

26   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

	2009	2009	2008
Distributions Paid From:
Ordinary Income	$827,791	$2,200,008	$1,500,005

Net long-term capital gains	—	—	78,540,686

Total distributions paid	$827,791	$2,200,008	$80,040,691

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(54,221,117)

Other book/tax temporary differences(a)	(678,361)

Unrealized appreciation/(depreciation)(b)	8,798,272

Total accumulated earnings/(losses) — net	$(46,101,206)

*	During the taxable period ended December 31, 2009, the Portfolio utilized $1,038,884 of its capital loss carryover available from a prior year. As of December 31, 2009, the Portfolio had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(6,907,953)

12/31/2015	(7,857,199)

12/31/2016	(39,455,965)

$(54,221,117)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses, the realization for tax purposes of gains on certain foreign currency transactions and the deferral of post-October capital and currency losses for tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   27

Notes to financial statements continued

Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

28   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   29

Notes to financial statements continued

against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future,

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

30   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, and the financial highlights for the period from November 1, 2009 to December 31, 2009 and each of the years in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio 2009 Annual Report   31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Global Currents Investment Management, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge

32   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all international value funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30,

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   33

Board approval of management and
subadvisory agreements (unaudited) continued

2009. The Fund performed below the median for each time period. The Board noted, however, that the Fund’s recent relative performance showed improvement from prior years’ performance. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during the periods under review. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on

34   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of nine international value funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all international value funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group, but slightly higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the current limitation on the Fund’s expenses is expected to continue through December 31, 2011.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   35

Board approval of management and
subadvisory agreements (unaudited) continued

breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

36   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio (formerly known as Legg Mason Partners Variable International All Cap Opportunity Portfolio) (the “Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   37

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over-seen by Trustee	54

Other board memberships held by Trustee	None

ROBERT M. FRAYN, JR.*

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

38   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   39

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989) Partner, Thompson Coburn LLP (law firm) (since 2009); of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

40   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	54

Other board memberships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	134

Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   41

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s)held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

42   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio   43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2009.

Record date:	12/21/2009

Payable date:	12/22/2009

Foreign source income	96.72%

Foreign taxes paid per share	$0.013161

The foreign taxes paid represent taxes incurred by the Portfolio on income received by the Portfolio from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

44   Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn Jr.*
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Global Currents
Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON GLOBAL CURRENTS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Currents Variable International All Cap Opportunity Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010542 2/10 SR10-1011

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008, October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,300 in October 31, 2008, $152,500 in October 31, 2009 and $147,400 in December 31, 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2008, $149 in October 31, 2009 and $1,427 in December 31, 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,750 in October 31, 2008, $18,500 in October 31, 2009 and $0 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT